Long- term financial assets	6 Months Ended
Jun. 30, 2022
Long- term financial assets
Long- term financial assets

6.     Long- term financial assets

The Group holds preferred shares in Amphivena, which are currently recognized at their fair value of nil. The impairment of the asset was recognized in 2021 based on the decision made by the board of Amphivena to wind down the company. Based on current information, we continue to estimate that the fair value remains at nil (December 31, 2021: nil).

As of December 31, 2021, the long-term financial assets included the Group’s investment in Roivant at its fair value of €12.3 million. The common shares held in Roivant have been reclassified as assets held for sale (refer to note 5) as part of a strategic decision taken in June 2022 to sell the shares.